Exhibit 99.(17)

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V73951-TBD FS SPECIALTY LENDING FUND 201 ROUSE BLVD. PHILADELPHIA, PA 19112 FS SPECIALTY LENDING FUND 2. To approve the amendment of the Declaration of Trust to modify the shareholder voting standard in connection with a merger or reorganization of the Fund that has been approved by the Board of Trustees (“Proposal 2”); and 3. To approve the Agreement and Plan of Reorganization, dated as of [ ], 2025 (the “Plan”), among the Fund, New FS Specialty Lending Fund, a Delaware limited liability company (the “Successor Fund”), and, for the limited purposes set forth therein, FS/EIG Advisor, LLC, a Delaware limited liability company and investment adviser to the Fund (the “Adviser”) (the “Reorganization Proposal” and, together with Proposal 1 and Proposal 2, the “Proposals”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Trustees recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. To approve the amendment of the Fund’s Third Amended and Restated Declaration of Trust (the “Declaration of Trust”) to eliminate Article XII of the Declaration of Trust (“Proposal 1”); ! ! ! ! ! ! ! ! ! For Against Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V73952-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. Continued and to be signed on reverse side FS SPECIALTY LENDING FUND Special Meeting of Shareholders August 26, 2025 This proxy is solicited by the Board of Trustees The undersigned hereby appoints [TBD] and [TBD], and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2025 Special Meeting of Shareholders of FS Specialty Lending Fund, a Delaware statutory trust (the "Company"), to be held at [TBD], Eastern Time, on [TBD], 2025, at the offices of the Company located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112,and any adjournments or postponements thereof (the "Special Meeting"), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share, of the Company ("Common Shares") held of record by the undersigned. The proxy statement is being mailed on or about [TBD], 2025 to shareholders of record as of [TBD], 2025 and are available at www.proxyvote.com. All properly executed proxies representing Common Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If any other business is presented at the Special Meeting, this proxy will be voted by the proxies in their best judgment, including any motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of trustees of the Company knows of no other business to be presented at the Special Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Special Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.